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                                                                    EXHIBIT 21.1

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                                 ENTITY                                         JURISDICTION OF INCORPORATION
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Montana Mills Bread Co., Inc.                                                                 NY
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Montana Mills Bread Co. of Albany, Inc.                                                       NY
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Montana Mills Bread Co. of Bexley, Inc.                                                       OH
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Montana Mills Bread Co. of Brighton, Inc.                                                     NY
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Montana Mills Bread Co. of Brockport, Inc.                                                    NY
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Montana Mills Bread Co. of Buffalo, Inc.                                                      NY
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Montana Mills Bread Co. of Canandaigua, Inc.                                                  NY
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Montana Mills Bread Co. of Connecticut, Inc.                                                  CT
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Montana Mills Bread Co. of Corning, Inc.                                                      NY
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Montana Mills Bread Co. of East Aurora, Inc.                                                  NY
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Montana Mills Bread Co. of Erie, PA, Inc.                                                     NY
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Montana Mills Bread Co. of Fairfield, Inc.                                                    CT
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Montana Mills Bread Co. of Greece, Inc.                                                       NY
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Montana Mills Bread Co. of Horseheads, Inc.                                                   NY
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Montana Mills Bread Co. of Latham, Inc.                                                       NY
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Montana Mills Bread Co. of Liverpool, Inc.                                                    NY
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Montana Mills Bread Co. of Munroeville, Inc.                                                  PA
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Montana Mills Bread Co. of North Buffalo, Inc.                                                NY
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Montana Mills Bread Co. of Ohio, Inc.                                                         OH
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Montana Mills Bread Co. of Park Avenue, Inc.                                                  NY
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Montana Mills Bread Co. of Peninsula Plaza, Inc.                                              PA
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Montana Mills Bread Co. of Pittsford, Inc.                                                    NY
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Montana Mills Bread Co. of Rochester, Inc.                                                    NY
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Montana Mills Bread Co. of Schenectady, Inc.                                                  NY
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Montana Mills Bread Co. of Scranton, Inc.                                                     PA
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Montana Mills Bread Co. of Syracuse, Inc.                                                     NY
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Montana Mills Bread Co. of Vestal, Inc.                                                       NY
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Montana Mills Bread Co. of Webster, Inc.                                                      NY
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Montana Mills Bread Co. of West Hartford, Inc.                                                CT
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Montana Mills Bread Co. of Worthington, Inc.                                                  OH
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